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                                                                    Exhibit 99.2

               Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Alain J. P. Belda, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Alcoa Inc., and, except as corrected or supplemented in a subsequent covered report:

               o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

               o Annual Report on Form 10-K for the year ended December 31, 2001 of Alcoa Inc.;

               o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Alcoa Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

               o     any amendments to any of the foregoing.



/s/ Alain J. P. Belda                          Subscribed and sworn to
--------------------------------               before me this 06 day of
Alain J. P. Belda                              August, 2002.
August 6, 2002
                                               /s/ Gina Gulino
                                               -------------------------------
                                               Notary Public

                                               My Commission Expires: 12/28/02
                                               GINA GULINO
                                               NOTARY PUBLIC, STATE OF NEW YORK
                                               NO. 01GU6018092
                                               QUALIFIED IN QUEENS COUNTY
                                               CERT. FILED IN NEW YORK COUNTY
                                               COMMISSION EXPIRES DEC. 28, 2002